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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)            April 15, 2002
                                                             --------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST)


      Laws of the United States                    033-99442-01                          51-0269396
      -------------------------                    ------------                          ----------
   (State or other jurisdiction of           (Commission File Number)           (IRS Employer Identification
    incorporation or organization)                                                         Number)

201 North Walnut Street, Wilmington, Delaware                         19801
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(Address of principal executive offices)                             (Zip Code)


                 302/594-4000
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Registrant's telephone number, including area code

                              N/A                                    (Former
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name, former address and former fiscal year, if changed since last report)

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Item 5.  Other Events

         The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements, Pro Forma financial Statements and Exhibits
                  See separate index to exhibits.

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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  FIRST USA BANK, NATIONAL ASSOCIATION
                                  As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST



                                  By:  /s/ Tracie H. Klein
                                       ---------------------------------------
                                       Name:   Tracie H. Klein
                                       Title:  First Vice President

Date:  April 15, 2002
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                                INDEX TO EXHIBITS


Exhibit Number    Exhibit
--------------    -------
     28.1         Excess Spread Analysis
     28.2         Series 1999-1 Monthly Servicing Certificate - March 31, 2002
     28.3         Monthly Series 1999-1 Certificateholder's Statement - March 31, 2002
     28.4         Series 2000-1 Monthly Servicing Certificate - March 31, 2002
     28.5         Monthly Series 2000-1 Certificateholders' Statement - March 31, 2002